                                                                     EXHIBIT 8.1

SUBSIDIARY                          JURISDICTION
----------                          ------------
1085974 Ontario Limited...........  Canada
225 Liberty Advisors L.P. ........  Delaware
38 Opera..........................  France
48 ND Victoire....................  France
5, rue Villebois Mareuil..........  France
5557 Greens Farm, LLC.............  Connecticut
A.D.I.C. .........................  Colombia
A.G.L. ...........................  Laos
A.V.F. ...........................  Belgium
AAAM..............................  France
AB Industriebesitz und
  Beteiligungen AG & Co. KG.......  Germany
Achte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.......  Germany
ACM-Compagnie Mercur
  Aktiengesellschaft..............  Germany
ACN 000 335 802 Limited...........  Australia
Activim...........................  France
Adriatica de Seguros C.A. ........  Venezuela
ADVANCE Bank AG...................  Germany
Advance Holding AG................  Germany
ADVANCE PRIVATE FINANCE AG........  Germany
Aeneas Verwaltungsgesellschaft
  mbH.............................  Germany
AFORE Allianz Dresdner S.A. ......  Mexico
AGF 2X............................  France
AGF Administracao.................  Brazil
AGF Allianz Argentina Generales...  Argentina
AGF Allianz Argentina Vida........  Argentina
AGF Allianz South America.........  Brazil
AGF Asia..........................  Singapore
AGF Asset Management..............  France
AGF Assurances Financieres........  France
AGF Assurfinance..................  France
AGF AZ Chile Vida.................  Chile
AGF AZ Chile Generales............  Chile
AGF Belgium Bank..................  Belgium
AGF Belgium Holding...............  Belgium
AGF Belgium Insurance.............  Belgium
AGF Benelux.......................  Luxembourg
AGF Boieldieu.....................  France
AGF Brasil Seguros................  Brazil
AGF Brasil Vida...................  Brazil
AGF Chile.........................  Chile
AGF do Brasil.....................  Brazil
AGF Favart........................  France

SUBSIDIARY                          JURISDICTION
----------                          ------------
AGF Finance Distribution..........  France
AGF Financement 2.................  France
AGF Holding.......................  France
AGF Holdings UK...................  Great Britain
AGF Horizon Retraite 2010-2011....  France
AGF Horizon Retraite 2012-2013....  France
AGF Horizon Retraite 2014-2015....  France
AGF Horizon Retraite 2016-2017....  France
AGF Horizon Retraite 2018.........  France
AGF Immobilier....................  France
AGF Indonesia.....................  Indonesia
AGF Informatique..................  France
AGF Insurance.....................  Great Britain
AGF International SARL............  France
AGF International.................  France
AGF Inversiones...................  Argentina
AGF INVEST........................  France
AGF La Lilloise...................  France
AGF Life Luxembourg...............  Luxembourg
AGF Private Equity................  France
AGF Projet Management.............  Great Britain
AGF RAS Holding BV................  Netherland
AGF Re Luxembourg.................  Luxembourg
AGF Retraite......................  France
AGF Richelieu.....................  France
AGF Saint-Marc....................  France
AGF Saude.........................  Brazil
AGF-M.A.T. .......................  France
AGIS Allianz Gesellschaft fur
  Informatik Service mbH..........  Germany
Agricola San Felice S.p.A. .......  Italy
AI II Industriebesitz und
  Beteiligungen Isar-Amperwerke AG
  & Co. OHG.......................  Germany
AI Industriebesitz und
  Beteiligungen Isar-Amperwerke AG
  & Co. OHG.......................  Germany
Aiolos
  Vermogensverwaltungsgesellschaft
  mbH.............................  Germany
Ajax Insurance Holdings Limited...  Great Britain
Akkermans van Elten assurantien
  BV..............................  Netherland
Akkermans van Elten Financiele
  Diensten B.V. ..................  Netherland
Akkermans Van Elten Holding BV....  Netherland
Alba Allgemeine Versicherungs-
  Gesellschaft....................  Switzerland

SUBSIDIARY                          JURISDICTION
----------                          ------------
Albertini & C. SGR pA (vormals A.
  D. Gestioni SGR pA).............  Italy
Alico-Beteiligungsgesellschaft
  mbH.............................  Germany
Alida Grundstucksverwaltungs
  GmbH............................  Germany
ALLAGO AG.........................  Germany
Allianz Australian (Run-Off)
  Limited.........................  Australia
Allianz (Canadian) Insurance
  Management......................  Canada
Allianz (UK) Ltd. ................  Great Britain
Allianz ABS Fonds.................  Germany
Allianz Asset Management (Ltd.)...  China
Allianz Asset Management
  (Singapur) Limited..............  Singapore
Allianz Asset Management Asia
  Pacific GmbH....................  Germany
Allianz Asset Management Ltd. ....  Australia
Allianz Asset Management of
  America LLC.....................  Delaware
Allianz Asset Management U.S.
  Equities LLC....................  Delaware
Allianz Asset Management..........  Switzerland
Allianz Australia Workers
  Compensation (Victoria)
  Limited.........................  Australia
Allianz Australia Advantage
  Ltd. ...........................  Australia
Allianz Australia Finance Holdings
  Pty Ltd.........................  Australia
Allianz Australia Insurance
  Limited.........................  Australia
Allianz Australia International
  Limited.........................  Australia
Allianz Australia Limited.........  Australia
Allianz Australia Services Pty
  Limited.........................  Australia
Allianz Australia Workers
  Compensation (NSW) Limited......  Australia
Allianz Australia Workers
  Compensation (SA) Limited.......  Australia
Allianz Bauspar AG................  Germany
Allianz BRAG Fonds................  Germany
Allianz Bulgaria Holding Company
  Ltd. ...........................  Bulgarien
Allianz Bulgaria Insurance and
  Reinsurance Company Ltd. .......  Bulgarien
Allianz Bulgaria Life Insurance
  Company Ltd. ...................  Bulgarien
Allianz Bulgaria Pension Assurance
  Company Ltd. ...................  Bulgarien
Allianz Capital Partners GmbH.....  Germany
Allianz Cash Pool LLC.............  Delaware
Allianz Center Management GmbH
  (ACM)...........................  Germany

SUBSIDIARY                          JURISDICTION
----------                          ------------
Allianz Compagnia Italiana
  Finanziamenti S.p.A. ...........  Italy
Allianz Compania de Seguros y
  Reaseguros S.A. ................  Spain
Allianz Dazhong Life Insurance
  Company Ltd. ...................  China
Allianz Dresdner Asset Management
  Deutschland GmbH................  Germany
Allianz Dresdner Asset Management
  GmbH............................  Germany
Allianz EFU Health Insurance
  Ltd.............................  Pakistan
Allianz Elementar
  Lebensversicherungs-
  Aktiengesellschaft..............  Austria
Allianz Elementar Versicherungs-
  Aktiengesellschaft..............  Austria
Allianz Europe Finance II N.V. ...  Netherland
Allianz Europe Ltd. ..............  Netherland
Allianz Far East Holding GmbH.....  Germany
Allianz Finance B.V. .............  Netherland
Allianz Finance II B.V. ..........  Netherland
Allianz Finance S.A. .............  Greece
Allianz Finance S.A. .............  Luxembourg
Allianz Finanzbeteiligungs GmbH...  Germany
Allianz Fire and Marine Insurance
  Japan Ltd. .....................  Japan
Allianz First Life Insurance Co.
  Ltd. ...........................  South Korea
ALLIANZ FRANCE....................  France
Allianz General Insurance Company
  S.A. ...........................  Greece
Allianz GLA Fonds.................  Germany
Allianz Global Risks
  Ruckversicherungs-AG............  Germany
Allianz Globus MAT Versicherungs-
  Aktiengesellschaft..............  Germany
Allianz GLR Fonds.................  Germany
Allianz Greek Mutual Fund
  Management Co. S.A. ............  Greece
Allianz Holdings Ireland..........  Ireland
Allianz Hungaria Biztosito Rt. ...  Hungaria
Allianz Immobilien GmbH...........  Germany
Allianz Informatik
  Beteiligungsgesellschaft mbH....  Germany
Allianz Insurance (Hong Kong)
  Limited.........................  China
Allianz Insurance Company of
  Canada..........................  Canada
Allianz Insurance Company of
  Singapore Pte. Ltd. ............  Singapore
Allianz Insurance Company.........  California
Allianz Insurance Holding Company
  GmbH............................  Germany

SUBSIDIARY                          JURISDICTION
----------                          ------------
Allianz Insurance Investments Pty
  Ltd.............................  Australia
Allianz Insurance Limited.........  South Africa
Allianz Insurance Management Asia
  Pacific Pte. Ltd. ..............  Singapore
Allianz Insurance of Namibia
  Ltd. ...........................  Namibia
Allianz Invest Kapitalanlage
  GmbH............................  Austria
Allianz Investment Bank AG
  (A.I.B.)........................  Austria
Allianz Irish Life Holdings
  p.l.c. .........................  Ireland
Allianz Kapitalanlagegesellschaft
  mbH.............................  Germany
Allianz Lebensversicherung
  (Schweiz) AG....................  Switzerland
Allianz Lebensversicherungs-AG....  Germany
Allianz Life Insurance Company of
  North America...................  Minnesota
Allianz Life Insurance Company
  S.A. ...........................  Greece
Allianz Marketing.................  Minnesota
Allianz Mexico S.A. Compania de
  Seguros.........................  Mexico
Allianz MRD Fonds.................  Germany
Allianz of America Corp. .........  New York
Allianz of America, Inc. .........  Delaware
Allianz of Asia-Pacific and Africa
  GmbH............................  Germany
Allianz of Canada, Inc. ..........  Canada
Allianz of South Africa
  (Proprietary) Ltd. .............  South Africa
Allianz Osteuropa
  Vermogensverwaltungsgesellschaft
  mbH.............................  Germany
Allianz Parkway Integrated Care
  Pte Ltd.........................  Singapore
Allianz Pensionskasse AG..........  Austria
Allianz Pensionskasse.............  Germany
Allianz PIMCO Asset Management
  GmbH............................  Germany
Allianz poistovna a.s. ...........  Slowakia
                                    Republic
Allianz pojist'ovna a.s. .........  Czech Republic
Allianz President General
  Insurance.......................  Taiwan
Allianz President Life
  Insurance.......................  Taiwan
Allianz Private Equity GmbH.......  Germany
Allianz Re Dublin Ltd. ...........  Ireland
Allianz Real Estate Corporation...  Delaware
Allianz Rentas Vitalicias.........  Mexico
Allianz Risk Consultants Inc. ....  California
Allianz Risk Transfer (Bermuda)
  Ltd. ...........................  Bermuda
Allianz Risk Transfer Ltd. .......  South Africa

SUBSIDIARY                          JURISDICTION
----------                          ------------
Allianz Risk Transfer N.V. .......  Netherland
Allianz Risk Transfer.............  New York
Allianz Risk Transfer.............  Switzerland
Allianz Subalpina Societa di
  Assicurazioni e Riassicurazioni
  S.p.A. .........................  Italy
Allianz Suisse
  Lebensversicherungs-
  Gesellschaft....................  Switzerland
Allianz Suisse Versicherungs-
  Gesellschaft....................  Switzerland
Allianz Technical Service Inc. ...  Delaware
Allianz Tiriac Insurance S.A. ....  Romania
Allianz Underwriters Insurance
  Company.........................  California
Allianz Venture Partners
  Beteiligungs-GmbH...............  Germany
Allianz Venture Partners GmbH.....  Germany
Allianz Vermogens-Bank AG.........  Germany
Allianz Versicherung (Schweiz)
  AG..............................  Switzerland
Allianz Versicherungs Asset
  Management GmbH.................  Germany
Allianz Versicherungs-AG..........  Germany
Allianz VKBR-Fonds................  Germany
Allianz VLBR-Fonds................  Germany
Allianz VRA Fonds.................  Germany
Allianz VSA Fonds.................  Germany
Allianz VSR Fonds.................  Germany
Allianz VVB Fonds.................  Germany
Allianz Woningen B.V. ............  Netherland
Allianz Worldwide Care............  Ireland
Allianz Zagreb d.d. ..............  Croatia
Allianz ZB d.o.o. Company for the
  Management of an Obligatory
  Pension Fund....................  Croatia
Allianz Zentrum fur Technik GmbH..  Germany
Allianz-ALD-Fonds.................  Germany
Allianz-ALIK-Fonds................  Germany
Allianz-AVM-B-Fonds...............  Germany
Allianz-BRD-Fonds.................  Germany
Allianz-DESTO-AR-Fonds............  Germany
Allianz-DESTO-Fonds...............  Germany
Allianz-DGD-Fonds.................  Germany
Allianz-DRD-Fonds.................  Germany
Allianz-EAI-Fonds.................  Germany
Allianz-EFI-1-Fonds...............  Switzerland
Allianz-FAD-Fonds.................  Germany
Allianz-FRD-Fonds.................  Germany
Allianz-HAI-1-Fonds...............  Germany
Allianz-HGI-1-Fonds...............  Germany

SUBSIDIARY                          JURISDICTION
----------                          ------------
Allianz  HME  1  Fonds............  Germany
Allianz  Invest  Spezial  2.......  Austria
Allianz  Invest  Spezial  3.......  Austria
Allianz  LAD  Fonds...............  Germany
Allianz  LBR  Fonds...............  Germany
Allianz  LFE  Fonds...............  Germany
Allianz  LRD  Fonds  AZLEB........  Germany
Allianz  PAZ  Fonds...............  Germany
Allianz  PV  1  Fonds.............  Germany
Allianz  RFG  Fonds...............  Germany
Allianz  RMO  1  Fonds............  Germany
Allianz  SAI  Fonds...............  Germany
Allianz  SALCO  Fonds.............  Germany
Allianz  SDR  Fonds...............  Germany
Allianz  SOA  Fonds...............  Germany
Allianz  SWAG  Fonds..............  Germany
Allianz  UGD  1  Fonds (UPR)......  Germany
Allianz  VAD  Fonds...............  Germany
Allianz  VAE  Fonds...............  Germany
Allianz  VGI  1  Fonds (UPR)......  Germany
Allianz  VGL  Fonds...............  Germany
Allianz  VVR  Fonds...............  Germany
Allianz-PacLife Partners LLC......  Delaware
Allianz-RAS Tutela Giudiziaria
  S.p.A. .........................  Italy
American Automobile Insurance
  Company.........................  Missouri
American Credit Indemnity
  Holding.........................  New York
American Credit Indemnity
  Services........................  Maryland
American Credit Indemnity.........  Maryland
Antoniana Veneta Popolare
  Assicurazioni S.p.A. ...........  Italy
Antoniana Veneta Popolare Vita....  Italy
Aquila Beteiligungsgesellschaft
  mbH.............................  Germany
Aquila  International  Fonds......  Austria
Arab International Insurance
  Company.........................  Egypt
Arab International Life Company...  Egypt
ARC Services......................  Great Britain
Arcalis...........................  France
Ares-
  Vermogensverwaltungsgesellschaft
  mbH.............................  Germany
Arlon.............................  Luxembourg
ARSA BV...........................  Netherland
Artemis Nominees Ltd..............  HongKong
AS Industriebesitz und
  Beteiligungen Allianz
  Versicherungs-AG & Co. OHG......  Germany

SUBSIDIARY                          JURISDICTION
----------                          ------------
Assimediass S.r.l. ...............  Italy
ASSISTANCE AND SERVICES
  CORPORATION OF IRELAND
  "A.S.C.I."......................  Ireland
Assistance, Courtage d'Assurance
  et de Reassurance...............  France
Associated Group Benefits Ltd. ...  Canada
Associated Indemnity Corporation..  California
Association Program Managers,
  Inc. ...........................  Illinois
Assurance Finance Europe SA.......  France
Assurance Vie et Prevoyance (AVIP
  IARD) SA........................  France
Assurance Vie et Prevoyance (AVIP)
  SA..............................  France
Assurances Federales BV...........  France
Assurances Federales..............  France
Assurances Generales de France
  Iart............................  France
Assurances Generales de France
  Vie.............................  France
Assurances Generales de France....  France
Athena Afrique....................  Ivory Coast
ATHENA ALTERNATIVE HOLDINGS L.....  France
Athena Finance....................  France
Athena Gestion....................  France
Athena............................  France
Atropos
  Vermogensverwaltungsgesellschaft
  mbH.............................  Germany
Auto Assist SARL..................  Thailand
Avance............................  Chile
Axioma............................  Cyprus
AZ Via Immo 3.....................  France
AZ-Alico Beteiligungsgesellschaft
  mbH & Co. KG....................  Germany
AZ-Aquila Beteiligungsgesellschaft
  mbH & Co. KG....................  Germany
AZ-AVG Beteiligungsgesellschaft
  mbH & Co. KG....................  Germany
AZ-BEW Beteiligungsgesellschaft
  mbH & Co. KG....................  Germany
AZFunf Beteiligungsgesellschaft
  mbH & Co. KG....................  Germany
Azienda Agricola Perolla
  S.r.l. .........................  Italy
AZ-Lambda Beteiligungsgesellschaft
  mbH & Co. KG....................  Germany
AZ-Leben Private Equity Fonds
  GmbH............................  Germany

SUBSIDIARY                          JURISDICTION
----------                          ------------
AZ-MPS Beteiligungsgesellschaft
  mbH & Co. KG....................  Germany
AZ-Nona Beteiligungsgesellschaft
  mbH & Co. KG....................  Germany
AZ-Quarta Beteiligungsgesellschaft
  mbH & Co. KG....................  Germany
AZ-Regina Beteiligungsgesellschaft
  mbH & Co. KG....................  Germany
AZ-SGD Private Equity Fonds
  GmbH............................  Germany
AZ-SIE Beteiligungsgesellschaft
  mbH & Co. KG....................  Germany
Banco AGF Bresil..................  Brazil
Banque AGF........................  France
BANQUE pour l'EUROPE SA EUROPA
  BANK AG BANK for EUROPE Ltd.....  Luxembourg
Bayerische Versicherungsbank AG...  Germany
BD-Financial Management Ltd. .....  Ireland
Beleggingsmij. Buizerdln. ........  Netherland
Benfleet Nominees Ltd.............  Great Britain
Berner Allgemeine Versicherungs-
  Gesellschaft....................  Switzerland
Berner Lebensversicherungs-
  Gesellschaft....................  Switzerland
Bernese Assicurazioni Compagnia
  Italo-Svizzera di Assicurazioni
  e Riassicurazioni S.p.A. .......  Italy
Bernese Assicurazioni Finanziaria
  S.p.A...........................  Italy
Bernese Vita Compagnia Italo-
  Svizzera di Assicurazioni e
  Riassicurazioni sulla Vita
  S.p.A. .........................  Italy
BIC...............................  Brazil
Bilan Service.....................  France
BIS -- Beni Immobili Strumentali
  S.r.l. .........................  Italy
Blom et VD AA.....................  Netherland
BNP-Dresdner Bank (Polska) SA.....  Poland
Borrowdale Nominees Ltd...........  Great Britain
British Financial Union Ltd.......  Great Britain
British Reserve Insurance Co.
  Ltd. ...........................  Great Britain
Bulgaria Net Co. Ltd. ............  Bulgarien
Bureau d'Expertises Despretz
  S.A. ...........................  Belgium
C. F. Beteiligungsgesellschaft
  mbH.............................  Germany
C.B.C. ...........................  Belgium
Cadence Capital Management........  Delaware
Cadence Capital Mangement Inc. ...  Delaware
Calypso...........................  France
Camat.............................  France
Camille Desmoulins................  France

SUBSIDIARY                          JURISDICTION
----------                          ------------
Canada Brokerlink (Ontario)
  Inc. ...........................  Canada
Canada Brokerlink Inc. ...........  Canada
Canadian American Financial Corp.
  Ltd. ...........................  Canada
CAP...............................  France
Carquesel Ltd.....................  Great Britain
CASBROKERS........................  Chile
Cathedral Limited.................  Great Britain
Caywood Scholl Capital Management
  LLC.............................  Delaware
Cedit Europeen Allianz IRC SICAV
  Global Aktien...................  Luxembourg
Cerip France......................  France
Cerl SNC..........................  France
CFV Corporation...................  California
Charlesworth Nominees Ltd.........  Great Britain
Chicago Auto Insurance Service,
  Inc. ...........................  Illinois
Chicago Insurance Company.........  Illinois
Church and General Insurance
  p.l.c. .........................  Ireland
City of Westminster...............  Great Britain
Club Marine (N.Z.) Ltd............  New Zealand
Club Marine Limited...............  Australia
COBAC Services Belgium SA.........  Belgium
Codinf Services...................  France
Cofreph...........................  France
Colombiana De Inversion...........  Colombia
Colseguros Capitalizacion.........  Colombia
Colseguros Generales S.A. ........  Colombia
Colseguros Vida S.A. .............  Colombia
Colserauto........................  Colombia
Combrook Pty Ltd..................  Australia
Commerce et Patrimoine............  France
Commercial Bank "Bulgaria Invest"
  Company Ltd. ...................  Bulgarien
Commerzbank  LEBENCO  Fonds.......  Germany
Compagnia Europea d'Assicurazione
  S.p.A. .........................  Italy
Compagnie d'Assurance de
  Protection Juridique S.A. ......  Switzerland
Compagnie de Gestion et
  Prevoyance......................  France
Compagnie Financiere Immobiliere
  Lafayette "COFIL"...............  France
Compagnie Financiere pour la
  Realisation d'Operations
  Immobilieres "COFIDIM"..........  Great Britain
Companhia de Seguros Allianz
  Portugal S.A. ..................  Portugal

SUBSIDIARY                          JURISDICTION
----------                          ------------
COMPANIA DE ASISTENCIA
  SUDAMERICANA S.A. (CAS SA)......  Chile
COMPANY OF DUTCH INSURANCE
  MANAGEMENT B.V. (CODIMA)........  Netherland
Comptoir des Entrepreneurs
  Patrimoine......................  France
Comptoir Financier de Garantie
  (C.F.G.)........................  France
Computer Equipment Rentals Ltd....  Great Britain
Consulenza Previdenziale
  S.r.l. .........................  Italy
Coparc............................  France
Cornhill Equity Investments
  Ltd. ...........................  Great Britain
Cornhill Financial Management
  Ltd. ...........................  Great Britain
Cornhill France S.A. .............  France
Cornhill Insurance (Guernsey)
  Ltd. ...........................  Great Britain
Cornhill Insurance Company Pension
  Fund Trustees Ltd. .............  Great Britain
Cornhill Insurance PLC............  Great Britain
Cornhill Investments Properties
  Ltd. ...........................  Great Britain
Cornhill Trustee (Guernsey)
  Ltd. ...........................  Great Britain
Cornhill Unit Trust Managers
  Ltd. ...........................  Great Britain
Corporate Secretaries (Jersey)
  Ltd.............................  Great Britain
Corporate Services (Guernsey)
  Ltd.............................  Great Britain
Corsetec..........................  Brazil
Credit Europeen Allianz IRC SICAV
  Euro Aktien.....................  Luxembourg
Credit Europeen Allianz IRC SICAV
  Euro Renten.....................  Luxembourg
Credit Europeen Allianz IRC SICAV
  USD Aktien......................  Luxembourg
Credit Europeen Allianz IRC SICAV
  USD Renten......................  Luxembourg
Credit General d'Assurances et de
  Reassurance.....................  Lebanon
CreditRas Assicurazioni S.p.A. ...  Italy
CreditRas Vita S.p.A. ............  Italy
Crop Growers Corporation..........  Delaware
Crop Growers Insurance Services
  Inc. ...........................  Washington
DAD Transaktionsgesellschaft mbH..  Germany
Dazix Rentals Ltd.................  Great Britain
dbi Euro Bond Portfolio...........  Germany
dbi European Equity Portfolio.....  Germany
dbi Global Bond Portfolio.........  Germany
dbi Global Equity Portfolio.......  Germany
DBI- AVM-Fonds....................  Germany
DBI-HK1-827-Fonds.................  Germany
DBI-REAC-Fonds....................  Germany

SUBSIDIARY                          JURISDICTION
----------                          ------------
dbi-Fonds AKAR....................  Germany
dbi-Fonds AKAS....................  Germany
dbi-Fonds AKAS Europa.............  Germany
dbi-Fonds AKAS SC.................  Germany
dbi-Fonds Ammerland...............  Germany
dbi-Fonds BAF.....................  Germany
dbi-Fonds BAG.....................  Germany
dbi-Fonds DAV.....................  Germany
dbi-Fonds DBLA....................  Germany
dbi-Fonds DF......................  Germany
dbi-Fonds Euroland................  Germany
dbi-Fonds First Choice............  Germany
dbi-Fonds Global Equity Q.........  Germany
dbi-Fonds MAXIMILIAN..............  Germany
dbi-Fonds Ostfriesland............  Germany
dbi-Fonds WE......................  Germany
DDS Dresdner Direktservice GmbH...  Germany
De Kempen.........................  Netherland
DEGGO AG Generalunternehmung......  Switzerland
DEGI Deutsche Gesellschaft fur
  Immobilienfonds mbH.............  Germany
Deutsche Hyp Deutsche
  Hypothekenbank Frankfurt-
  Hamburg AG......................  Germany
Deutsche Lebensversicherungs-AG...  Germany
Deutscher Investment Trust
  O.O.O. .........................  Russian Republic
DEUTSCHER INVESTMENT-TRUST
  Gesellschaft fur
  Wertpapieranlagen mbH...........  Germany
DFV Deutsche Fonds- und
  Vorsorgeberatungs GmbH..........  Germany
Diamant Assurances................  France
Dimensione S.R.L..................  Italy
DirecDial Financial Services
  Limited.........................  Australia
DIT Vereinte Renditefonds.........  Germany
DKB EIF Group LLC.................  Delaware
Dog Breeder Insurance Company
  Ltd. ...........................  Great Britain
Domestic Insurance Services
  Ltd. ...........................  Great Britain
DORANA Dreiundvierzigste
  Verwaltungsgesellschaft mbH.....  Germany
Dr. Lubke GmbH....................  Germany
DreCan Holding Ltd................  Canada
Drechsel Beleggingen BV...........  Netherland
DREGIS Dresdner Global IT-
  Services Gesellschaft mbH.......  Germany
Dresdner Asset Management
  (Germany) GmbH..................  Germany
Dresdner Asset Management (Taiwan)
  Ltd.............................  Taiwan

SUBSIDIARY                          JURISDICTION
----------                          ------------
Dresdner Asset Management (UK)
  Ltd.............................  Great Britain
Dresdner Asset Management Ireland
  Ltd. ...........................  Ireland
Dresdner Asset Management Ltd.....  Singapore
Dresdner Bank (Hungaria) Rt. .....  Hungaria
Dresdner Bank (Ireland) plc.......  Ireland
Dresdner Bank (Schweiz) AG........  Switzerland
Dresdner Bank AG..................  Germany
Dresdner Bank Berlin Immobilien-
  Service GmbH....................  Germany
Dresdner Bank Brasil SA Banco
  Multiplo........................  Brazil
Dresdner Bank Brasil SA Banco
  Multiplo........................  Brazil
Dresdner Bank Canada -- Banque
  Dresdner du Canada --...........  Canada
Dresdner Bank Croatia dd..........  Hungaria
Dresdner Bank CZ as...............  Czech Republic
Dresdner Bank Gestions France.....  France
Dresdner Bank Lateinamerika AG
  (vormals Deutsch-
  Sudamerikanische Bank AG).......  Germany
Dresdner Bank Luxembourg SA.......  Luxembourg
Dresdner Bank Mexico, SA..........  Mexico
Dresdner Bank ZAO.................  Russian Republic
Dresdner Bauspar AG...............  Germany
Dresdner BdW
  Beteiligungsverwaltungsgesellschaft
  mbH & Co. KG....................  Germany
Dresdner Capital International
  Kapitalanlagegesellschaft mbH i.
  L. .............................  Germany
Dresdner Capital LLC I............  Delaware
Dresdner Capital LLC II...........  Delaware
Dresdner Capital LLC III..........  Delaware
Dresdner Capital LLC IV...........  Delaware
Dresdner Capital LLC V............  Delaware
Dresdner Capital LLC VI...........  Delaware
Dresdner Capital LLC VII..........  Delaware
Dresdner Finance BV...............  Netherland
Dresdner Finanziaria SpA..........  Italy
Dresdner Forfaitierungs
  Aktiengesellschaft..............  Switzerland
Dresdner Gazdasagi Szolgaltato
  Kft. ...........................  Hungaria
Dresdner Gestion Privee...........  France
Dresdner Global Asset Management
  Beteiligungs-GmbH...............  Germany
Dresdner International Management
  Services Ltd....................  Ireland

SUBSIDIARY                          JURISDICTION
----------                          ------------
Dresdner Investments (UK) Ltd.....  Great Britain
Dresdner Kleinwort Benson Emerging
  Europe (GP) Ltd.................  Great Britain
Dresdner Kleinwort Benson General
  Life Sciences LP................  New York
Dresdner Kleinwort Benson North
  America Inc.....................  Delaware
Dresdner Kleinwort Benson Private
  Equity Partner LP...............  New York
Dresdner Kleinwort Benson Services
  (Guernsey) Ltd..................  Great Britain
Dresdner Kleinwort Benson Services
  EURL............................  France
Dresdner Kleinwort Capital (USA)
  Inc.............................  New York
Dresdner Kleinwort Capital
  Advisory services Pte Ltd.......  Singapore
Dresdner Kleinwort Capital
  Advisory SpA....................  Italy
Dresdner Kleinwort Capital Asia
  Ltd.............................  HongKong
Dresdner Kleinwort Capital
  Investment Company Ltd..........  Great Britain
Dresdner Kleinwort Capital
  Investment Trust Ltd............  Great Britain
Dresdner Kleinwort Capital Jersey
  Ltd.............................  Great Britain
Dresdner Kleinwort Capital Life
  Sciences GP.....................  Great Britain
Dresdner Kleinwort Capital Spain
  SL..............................  Italy
Dresdner Kleinwort Capital UK
  Ltd.............................  Great Britain
Dresdner Kleinwort Capital
  Ventures Management Ltd.........  Great Britain
Dresdner Kleinwort Holdings Inc...  New York
Dresdner Kleinwort Wasserstein
  (Argentina) SA..................  Brazil
Dresdner Kleinwort Wasserstein
  (Canada) Ltd....................  Canada
Dresdner Kleinwort Wasserstein
  (China) Ltd.....................  HongKong
Dresdner Kleinwort Wasserstein
  (DRC) Ltd.......................  Great Britain
Dresdner Kleinwort Wasserstein
  (Hong Kong) Ltd.................  HongKong
Dresdner Kleinwort Wasserstein
  (Japan) Limited.................  Japan
Dresdner Kleinwort Wasserstein
  (LBDP) Holdings Ltd.............  Great Britain
Dresdner Kleinwort Wasserstein
  (LBDP) Ltd......................  Great Britain
Dresdner Kleinwort Wasserstein
  (Services) Inc, Panama City.....  Japan

SUBSIDIARY                          JURISDICTION
----------                          ------------
Dresdner Kleinwort Wasserstein
  (South East Asia)...............  Thailand
Dresdner Kleinwort Wasserstein
  Advisory Services
  (Thailand) Ltd..................  Thailand
Dresdner Kleinwort Wasserstein
  Asesorias y Inversiones Chile
  Ltda............................  Chile
Dresdner Kleinwort Wasserstein
  Australia Ltd...................  Australia
Dresdner Kleinwort Wasserstein
  Beteiligungs-Gesellschaft mbH...  Germany
Dresdner Kleinwort Wasserstein do
  Brasil s/c Ltda.................  Brazil
Dresdner Kleinwort Wasserstein
  Equipment LLC...................  Delaware
Dresdner Kleinwort Wasserstein
  Europe Ltd......................  Great Britain
Dresdner Kleinwort Wasserstein
  Finance BV......................  Netherland
Dresdner Kleinwort Wasserstein
  Finance Ltd.....................  Great Britain
Dresdner Kleinwort Wasserstein
  France SCA......................  France
Dresdner Kleinwort Wasserstein
  Futures (Asia) Ltd..............  HongKong
Dresdner Kleinwort Wasserstein
  GmbH............................  Germany
Dresdner Kleinwort Wasserstein
  Grantchester Securities Inc. ...  Delaware
Dresdner Kleinwort Wasserstein
  Group Inc,
  Wilmington/Delaware.............  Delaware
Dresdner Kleinwort Wasserstein
  Group Ltd.......................  Singapore
Dresdner Kleinwort Wasserstein
  Inc. ...........................  Delaware
Dresdner Kleinwort Wasserstein
  Intermediate Holdings Ltd.......  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing December (1) Ltd........  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing December (2) Ltd........  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing December (3) Ltd........  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing December (4) Ltd........  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing December (5) Ltd........  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing Inc.....................  Delaware
Dresdner Kleinwort Wasserstein
  Leasing June (1) Ltd............  Great Britain

SUBSIDIARY                          JURISDICTION
----------                          ------------
Dresdner Kleinwort Wasserstein
  Leasing June (2) Ltd............  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing June (3) Ltd............  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing Ltd.....................  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing March (1) Ltd...........  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing March (2) Ltd...........  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing March (3) Ltd...........  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing September (1) Ltd.......  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing September (2) Ltd.......  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing September (3) Ltd.......  Great Britain
Dresdner Kleinwort Wasserstein
  Leasing September (4) Ltd.......  Great Britain
Dresdner Kleinwort
  Wasserstein LLC.................  Russian Republic
Dresdner Kleinwort
  Wasserstein Ltd.................  Great Britain
Dresdner Kleinwort Wasserstein
  Metals Ltd......................  Great Britain
Dresdner Kleinwort Wasserstein
  Online Ventures Ltd.............  Great Britain
Dresdner Kleinwort Wasserstein
  Overseas Employees Ltd..........  Great Britain
Dresdner Kleinwort Wasserstein
  Overseas Holdings plc...........  Great Britain
Dresdner Kleinwort Wasserstein
  Partnership 2001 LP.............  Great Britain
Dresdner Kleinwort Wasserstein
  Partnership 2001 Ltd............  Great Britain
Dresdner Kleinwort Wasserstein
  Project Services Ltd............  Great Britain
Dresdner Kleinwort Wasserstein
  Property Management &
  Services Ltd....................  Great Britain
Dresdner Kleinwort Wasserstein
  Research (Malaysia)
  SDN BHD.........................  Malaysia
Dresdner Kleinwort Wasserstein
  Research GmbH...................  Germany
Dresdner Kleinwort Wasserstein
  Group Ltd.......................  Great Britain
Dresdner Kleinwort
  Wasserstein SA..................  Spain
Dresdner Kleinwort Wasserstein
  Securities (Asia) Ltd...........  HongKong
Dresdner Kleinwort Wasserstein
  Securities (India) Private
  Ltd.............................  India

SUBSIDIARY                          JURISDICTION
----------                          ------------
Dresdner Kleinwort Wasserstein
  Securities France SA............  Great Britain
Dresdner Kleinwort Wasserstein
  Securities LLC..................  Delaware
Dresdner Kleinwort Wasserstein
  Securities Ltd..................  Great Britain
Dresdner Kleinwort Wasserstein
  Securities SIM p.A. ............  Italy
Dresdner Kleinwort Wasserstein
  Securities Singapore Pte Ltd....  Great Britain
Dresdner Kleinwort Wasserstein
  Services LLC....................  Delaware
Dresdner Kleinwort Wasserstein
  Servicios y Asesorias Ltda......  Ivory Coast
Dresdner Kleinwort Wasserstein
  Shipbreaking Ltd................  Great Britain
Dresdner Kleinwort Wasserstein sp
  zoo.............................  Poland
Dresdner Lateinamerika S.A.
  Corredores de Bolsa.............  Chile
Dresdner Pension Fund Holdings
  LLC.............................  Delaware
Dresdner Polska
  Verwaltungsgesellschaft mit
  beschrankter Haftung............  Poland
Dresdner RCM European Bond Fund
  Management Co. SA...............  Luxembourg
Dresdner RCM Funds (UK) Ltd.......  Great Britain
Dresdner RCM Gestion Europe.......  France
Dresdner RCM Gestion Finances.....  France
Dresdner RCM Gestion..............  France
Dresdner RCM Global Investors
  (Guernsey) Ltd..................  Great Britain
Dresdner RCM Global Investors
  (Jersey) Ltd....................  Great Britain
Dresdner RCM Global Investors (UK)
  Ltd.............................  Great Britain
Dresdner RCM Global Investors Asia
  Ltd.............................  HongKong
Dresdner RCM Global Investors
  Australia Ltd...................  Australia
Dresdner RCM Global Investors
  Commingled Funds LLC............  California
Dresdner RCM Global Investors
  Holdings (UK) Ltd...............  Great Britain
Dresdner RCM Global Investors Hong
  Kong Ltd........................  HongKong
Dresdner RCM Global Investors LLC,
  Wilmington/Delaware.............  Delaware
Dresdner RCM Global Investors NZ
  Ltd.............................  New Zealand
Dresdner RCM Global Investors
  Pacific Ltd.....................  Bermuda

SUBSIDIARY                          JURISDICTION
----------                          ------------
Dresdner RCM Global Investors
  Securities Investment Consulting
  Co. Ltd.........................  Taiwan
Dresdner RCM Global Investors US
  Holdings LLC....................  Delaware
Dresdner RCM Nominee Services
  Ltd.............................  Great Britain
Dresdner RCM Strategic Holdings
  (HK) Ltd........................  HongKong
Dresdner RCM Trust Company........  California
Dresdner U.S. Finance Inc.........  Delaware
Dresdner
  Wirtschaftsdienstleistungsgesellschaft
  mit beschrankter Haftung........  Hungaria
Dresdnerbank asset management
  SA..............................  Luxembourg
Dresdnerbank investment management
  Kapitalanlagegesellschaft mbH...  Germany
DresdnerGrund-Fonds...............  Germany
Dritte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.......  Germany
Drk Capital (Czech Republik) sro..  Czech Republic
DrK Capital Advisory KFT..........  Croatia
DrKW Asset Finance Ltd............  Great Britain
DrKW Equipment Finance (June)
  Ltd.............................  Great Britain
DrKW Equipment Finance Ltd........  Great Britain
DrKW Finance LLC..................  Delaware
DrKW Finance Ltd..................  Great Britain
DrKW Fleet Finance (June) Ltd.....  Great Britain
DrKW Fleet Finance (March) Ltd....  Great Britain
DrKW Fleet Finance (September)
  Ltd.............................  Great Britain
DrKW Fleet Finance Ltd............  Great Britain
DrKW Industrial Finance Ltd.......  Great Britain
DrKW Industrial Leasing Ltd.......  Great Britain
DrKW Leasing International Ltd....  Great Britain
DrKW Nominees Ltd.................  Great Britain
DrKW Programme Management Ltd.....  Great Britain
DrKW Programme Management, SA.....  France
DrKW Programme Rentals Ltd........  Great Britain
DrKW Standby Nominees Ltd.........  Great Britain
DrKW Systems Finance Ltd..........  Great Britain
DrKWS Nominees Ltd................  Great Britain
Duerrevita S.p.A..................  Italy
DUM AGF LH SF Conso Adjust........  France
DUM AGF NL SF Conso Adjust........  France

SUBSIDIARY                          JURISDICTION
----------                          ------------
DUTCH INTERNATIONAL MOBILITY
  ASSISTANCE B.V. (DIMA)..........  Netherland
Edinburgh House Ltd...............  Great Britain
El Fenix Espanol S.A. (EFE).......  Spain
Elco Leasing Ltd..................  Great Britain
Elderstreet DrKC Ltd..............  Great Britain
ELUCYDEE..........................  France
ELVIA Italia S.p.A................  Italy
ELVIA ASSISTANCE B.V. ............  Netherland
ELVIA Assistance GmbH.............  Germany
ELVIA Assistance GmbH.............  Austria
ELVIA Assistance Kft. (Ltd.)......  Hungaria
ELVIA Assistance s.r.o. ..........  Czech Republic
ELVIA Reiseversicherungs-
  Gesellschaft AG.................  Switzerland
ELVIA S.p.z.o.o. .................  Poland
ELVIA Service S.r.l...............  Italy
ELVIA Travel Insurance
  International N.V. .............  Netherland
ELVIA Verzekeringen N.V. .........  Netherland
ELVIASeg S.A. ....................  Spain
ELVIASSIST Servicos de Assistencia
  24 Horas LDA....................  Portugal
EmployersLink Corporation.........  Delaware
Energy Insurance Company Ltd. ....  Bulgarien
Entenial Placements...............  France
ENTENIAL..........................  France
Entenial..........................  France
Erste Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.......  Germany
Eta-
  Vermogensverwaltungsgesellschaft
  mbH.............................  Germany
ETI Australia Pty Ltd. ...........  Australia
Etoile Fonciere et Immobiliere....  France
Euler -- Cobac Belgium............  Belgium
Euler -- SFAC Recouvrement........  France
EULER -- SFAC.....................  France
Euler American Credit Indemnity
  Mexico..........................  Mexico
Euler do Brasil Seguros...........  Brazil
Euler Do Brasil Servicos Ltda.....  Brazil
Euler Gestion.....................  France
EULER Holding UK PLC..............  Great Britain
Euler International...............  Great Britain
Euler Re..........................  Luxembourg
Euler Services....................  France
Euler SFAC Asset Management.......  France
EULER TRADE INDEMNITY PLC.........  Great Britain

SUBSIDIARY                          JURISDICTION
----------                          ------------
EULER.............................  France
Euler-Cobac Nederland N.V. .......  Netherland
Euler-Cobac Services B.V. ........  Netherland
Euler-SIAC Societa Italiana
  Assicurazione Crediti S.p.A.....  Italy
Eulertech.........................  France
Eurl 20/22 Le Peletier............  France
Eurl 31 Le Peletier...............  France
Euro American Arbitrage Inc.......  Illinois
Euro Drukker Beheer...............  Netherland
EURO GESTION......................  France
Europe Reinsurance SA.............  Luxembourg
European Properties Inc Ltd.......  Great Britain
European Venture Partners (General
  Partner) Ltd....................  Great Britain
Eurovida S.A. Compania de Seguros
  y Reaseguros....................  Spain
Eustache..........................  France
EWA Life..........................  Luxembourg
Exchange Hire Services Ltd........  Great Britain
Exploitatiemaatschappij
  Buizerdlaan B.V.................  Netherland
F.C.C. LOGIFIX....................  France
Farmers All-Risk Crop Insurance
  Agency, Inc. ...................  Texas
FCAG  FONDS.......................  Germany
Felix Ltd.........................  Great Britain
Fenchurch Fiduciaries Ltd.........  Great Britain
Fenchurch Finance Ltd.............  Great Britain
Fenchurch International Holdings
  Ltd.............................  Great Britain
Fenchurch Nominees (Singapore) Pte
  Ltd.............................  Thailand
Fenchurch Nominees Ltd............  Great Britain
Fenchurch Nominees Ltd............  Great Britain
Fenchurch Properties Ltd..........  Great Britain
Fenchurch Trust Ltd...............  Great Britain
Fendrake Ltd......................  Great Britain
Fenix Directo Cia de Seguros y
  Reaseguros S.A. ................  Spain
FGI Frankfurter Gesellschaft fur
  Industriewerte mbH..............  Germany
FGL Frankfurter Gesellschaft fur
  Luftfahrtwerte mbH..............  Germany
Financiere EULER..................  France
FINMATIC 2 SRL....................  Italy
Finmatic S.r.l. ..................  Italy
Fireman's Fund Agribusiness
  Inc. ...........................  Montana
Fireman's Fund Indemnity
  Corporation.....................  New Jersey

SUBSIDIARY                          JURISDICTION
----------                          ------------
Fireman's Fund Insurance Company
  of Georgia......................  Georgia
Fireman's Fund Insurance Company
  of Hawaii, Inc. ................  Hawaii
Fireman's Fund Insurance Company
  of Louisiana....................  Louisana
Fireman's Fund Insurance Company
  of Missouri.....................  Missouri
Fireman's Fund Insurance Company
  of Nebraska.....................  Nebraska
Fireman's Fund Insurance Company
  of Ohio.........................  Ohio
Fireman's Fund Insurance Company
  of Texas........................  Texas
Fireman's Fund Insurance Company
  of Wisconsin....................  Wisconsin
Fireman's Fund Insurance
  Company.........................  California
Fireman's Fund Risk Management
  Services, Inc. .................  California
First European....................  Germany
Foncias Iart......................  Burkina Faso
Fonciere du Comptoir des
  Entrepreneurs...................  France
Fontaine Gilbert..................  France
Foreign Holdings Ltd..............  Great Britain
France Life, Seocho-Ku............  South Korea
FRANCE SECOURS INTERNATIONAL
  ASSISTANCE S.A. ................  France
Frank Nominees Ltd................  Great Britain
Frankfurter Vastgoed B.V..........  Netherland
Frankfurter Versicherungs-AG......  Germany
Funfte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.......  Germany
G. I. (Jersey) Ltd................  Great Britain
G.A.D. ...........................  Belgium
Gaggiano S.r.l. ..................  Italy
Gaillon Britannia.................  France
Gaillon Participations............  France
Gaipare Diffusion.................  France
Gamma-
  Vermogensverwaltungsgesellschaft
  mbH.............................  Germany
GbR Berlin Pariser Platz 5a/6.....  Germany
GCM Grundwert Center Management
  GmbH............................  Germany
GE.SI Gestione Sistemi Informativi
  S.p.A. .........................  Italy
GEACAM Sa.........................  Cameroon
Generale Viagere..................  France
GENUJO Beteiligungs-GmbH..........  Germany

SUBSIDIARY                          JURISDICTION
----------                          ------------
Gestiass S.r.l. ..................  Italy
GESTION DE TELESECURITE ET DE
  SERVICES "GTS" S.A. ............  France
GIE Placements d'Assurances.......  France
GIM Grundwert Immobilien
  Management GmbH.................  Germany
GKS Gesellschaft fur Konten-
  Service mbH.....................  Germany
Golden Gate Reinsurance Company
  Limited.........................  Bermuda
Grafton Properties Limited........  Ireland
Gramat Balard.....................  France
Groupe Mondial Assistance.........  Switzerland
Groupe VB.........................  France
Groupement d'Interet Economique
  (GIE)...........................  France
Grundstucksgesellschaft der
  Vereinten Versicherungen mbH &
  Co. Besitz- und Betriebs KG.....  Germany
Grundstucks-Gesellschaft mbH......  Germany
Guernsey Nominees Ltd.............  Great Britain
GVP Grundwert Verwaltungs- und
  Projektentwicklungs GmbH........  Germany
Hauteville, Guernsey..............  Great Britain
Havelaar Drukker Beheer...........  Netherland
Havelaar et Van Stolk.............  Netherland
HELVIASS Verzekeringen BV.........  Netherland
Herakles Beteiligungs-Gesellschaft
  mbH.............................  Germany
Hermes & Euler Credit Services
  (Japan) Ltd. ...................  Japan
Hermes Beteiligungen GmbH.........  Germany
Hermes Consult Kft. ..............  Hungaria
Hermes Credit & Guarantee plc. ...  Great Britain
Hermes Credit Insurance
  Scandinavia AB..................  Sweden
Hermes e-Business GmbH............  Germany
HERMES Forderungsmanagement
  GmbH............................  Germany
Hermes Gesellschaft fur
  Informations-Dienstleistungen
  mbH.............................  Germany
Hermes Kreditversicherung Ungarn
  AG..............................  Hungaria
Hermes Kreditversicherungs-AG.....  Germany
Hermes Kreditversicherungs-
  Service AG......................  Switzerland
Hermes Rating GmbH................  Germany
Hermes Risk Management GmbH & Co.
  KG..............................  Germany
Hermes Risk Management Verwaltungs
  GmbH............................  Germany

SUBSIDIARY                          JURISDICTION
----------                          ------------
Hermes Versicherungsbeteiligungen
  GmbH............................  Germany
Hermes-Gesellschaft fur
  Finanzdienstleistungen mbH......  Germany
Herradura Ltd.....................  Great Britain
Hetha-Beteiligungsgesellschaft
  mbH.............................  Germany
Hilary Nominees Ltd...............  Great Britain
Hilary Street Properties Ltd......  Great Britain
Holding Cornhill France S.A. .....  France
Holdings L.P. General Partner
  LLC.............................  Delaware
Holland Beleggingsgroep...........  Netherland
Hungaria Biztosito Rt. Szolgaltato
  es Ellato Kft. (Betriebs- und
  Versorgungs-GmbH)...............  Hungaria
Hungaria Biztosito
  Szamitastechnikai Kft. (Hungaria
  EDV-Betriebsgesellschaft mbH)...  Hungaria
Hunter Premium Funding Ltd. ......  Australia
I.T.E.B. .........................  Netherland
ICDE..............................  France
Immo Spain........................  Spain
Immobiliara Inverfenix SA.........  Spain
Immobiliere Vendome...............  France
Inmobiliaria Driavena.............  Venezuela
Intermediass S.r.l. ..............  Italy
International Reinsurance Company
  S.A. ...........................  Luxembourg
Interstate Fire & Casualty
  Company, Illinois...............  Illinois
Interstate Indemnity Company......  Illinois
Interstate National Corporation of
  California......................  California
Interstate National Corporation of
  Texas, General Agency, Inc. ....  Texas
Interstate National Corporation...  Illinois
Inveresk Stockholders Ltd.........  Great Britain
Inversiones Dresdner BNP Paris
  Ltda............................  Chile
Investimur nouvelle...............  France
INVESTITORI HOLDING SPA...........  France
INVESTITORI SGR...................  France
ISAAF Mondial Assistance S.A. ....  Morocco
Ixloc SNC.........................  France
JBC Ltd...........................  Cayman Islands
JeffCo Management Company Inc. ...  New Jersey
Jefferson Insurance Company of
  N.Y.............................  New York
Johneve...........................  Great Britain

SUBSIDIARY                          JURISDICTION
----------                          ------------
Jota-
  Vermogensverwaltungsgesellschaft
  mbH.............................  Germany
K.B.I.M. Overseas BV..............  Netherland
KB (C.I.) Nominees Ltd............  Great Britain
KB Asset Leasing Ltd..............  Great Britain
KB EMF (GP) Ltd...................  Great Britain
KB EMF II (Guernsey) Ltd..........  Great Britain
KB Equipment Leasing Ltd..........  Great Britain
KBG Immobilier SA.................  France
KBIM (IT) Nominees Ltd............  Great Britain
KBIM General Nominees Ltd.........  Great Britain
KBIM International Ltd............  Great Britain
KBIM Standby Nominees Ltd.........  Great Britain
KB-LPL Holdings Inc...............  New York
KB-LPL Inc........................  New York
Keane Nominees Ltd................  Great Britain
Kleber Lamartine..................  France
Kleber Mirabeau...................  France
Kleber Passy......................  France
Kleber Poincare...................  France
Kleinwort Benson (Channel Islands)
  Investment......................  Great Britain
Kleinwort Benson (Channel Islands)
  Ltd (vormals Kleinwort Benson
  (Jersey) Ltd)...................  Great Britain
Kleinwort Benson (Channel Islands)
  Trustees........................  Great Britain
Kleinwort Benson (Guernsey) Fund
  Services Ltd....................  Great Britain
Kleinwort Benson (Guernsey) Ltd...  France
Kleinwort Benson (Guernsey)
  Services Ltd....................  Great Britain
Kleinwort Benson (Guernsey)
  Trustees Ltd....................  Great Britain
Kleinwort Benson (Hong Kong)
  Trustees Ltd....................  HongKong
Kleinwort Benson (Jersey) Asset
  Managers Ltd....................  Great Britain
Kleinwort Benson (Jersey) Fund
  Managers Ltd....................  Great Britain
Kleinwort Benson (Jersey) Services
  Ltd.............................  Great Britain
Kleinwort Benson (Jersey) Trustees
  Ltd.............................  Great Britain
Kleinwort Benson (US) Asset
  Managers LLC....................  Delaware
Kleinwort Benson Australia
  (Holdings) Ltd..................  Australia
Kleinwort Benson Belgium SA.......  Belgium

SUBSIDIARY                          JURISDICTION
----------                          ------------
Kleinwort Benson Channel Islands
  (Holdings)......................  Great Britain
Kleinwort Benson China Management
  Ltd.............................  HongKong
Kleinwort Benson Cross Financing
  Inc.............................  New York
Kleinwort Benson Cross Financing
  Ltd.............................  Great Britain
Kleinwort Benson Equity Partner
  General Partner Ltd.............  Great Britain
Kleinwort Benson Farmland Trust
  (Managers) Ltd..................  Great Britain
Kleinwort Benson Financial
  Services Ltd....................  Great Britain
Kleinwort Benson Gilts Ltd........  Great Britain
Kleinwort Benson International
  Investment Ltd..................  Great Britain
Kleinwort Benson International
  Trust Corporation...............  Great Britain
Kleinwort Benson International
  Trustees Ltd....................  Great Britain
Kleinwort Benson Investment
  Holdings Australia Pty Ltd......  Australia
Kleinwort Benson Investment
  Management Americas (Hong Kong)
  Inc.............................  New York
Kleinwort Benson Investment
  Management Americas Inc.........  Delaware
Kleinwort Benson Investment
  Management Holdings Ltd.........  Great Britain
Kleinwort Benson Investment
  Management Ltd..................  Great Britain
Kleinwort Benson Securities (Asia)
  Holdings Ltd....................  HongKong
Kleinwort Benson Trustees Ltd.....  Great Britain
Kleinwort Benson Unit Trusts
  Ltd.............................  Great Britain
Knowlfa Ltd.......................  Great Britain
Komet Automobil-
  Beteiligungsgesellschaft mbH....  Germany
Kraft Versicherungs-AG............  Germany
LA RURALE.........................  France
LA VITA...........................  Italy
Lafitte Victoire..................  France
Langbourn Nominees Ltd............  Great Britain
Langdale Nominees Ltd.............  Great Britain
Langham Nominees Ltd..............  Great Britain
Lapis Inc. .......................  Minnesota
Larose Trintaudon Chile S.A. .....  Chile
Larose Trintaudon.................  France
L'Assicuratrice Italiana Danni....  Italy
L'Assicuratrice Italiana Vita
  S.p.A. .........................  Italy
Life Agency USA of Minnesota......  Minnesota

SUBSIDIARY                          JURISDICTION
----------                          ------------
LifeUSA Insurance Company.........  Minnesota
Lloyd 1885 S.p.A. ................  Italy
Lloyd Adriatico S.p.A. ...........  Italy
Loctech SNC.......................  France
Lombardkasse AG...................  Germany
London Verzekeringen NV...........  Netherland
LPIT Trading Ltd..................  Great Britain
LTCAmerica........................  Minnesota
M.R. Print Management Ltd. .......  Great Britain
MacIntosh GP Sub, LLC.............  Delaware
Madeleine SA......................  France
Malaysia British Assurance Life...  Malaysia
Malaysia British Assurance........  Malaysia
Manley Brokers....................  Canada
Manufacturers' Mutual Insurance
  Limited.........................  Australia
Marbot Pty Ltd....................  Australia
Marlyna Ltd.......................  Great Britain
Mathis Assurances.................  France
Mauritius Island, Mascareignes
  Services Assistance- MSA
  Ltd. ...........................  Morocco
McGee Insurance Co. (Bermuda)
  Ltd. ...........................  Bermuda
Medisalud.........................  Colombia
Menza Grundstucks-
  Verwaltungsgesellschaft mbH &
  Co. KG..........................  Germany
Merchant Investors Assurance
  Company Ltd. ...................  Great Britain
MERCOSUL ASSISTANCE ARGENTINE.....  Argentina
MERCOSUL..........................  Brazil
Merkur Grundstucks-Gesellschaft
  mbH.............................  Germany
Metropole.........................  France
Midway Insurance Company of
  Illinois........................  Illinois
MMI Employee Share Plan Pty
  Ltd. ...........................  Australia
MMI General Insurance (N.Z.) Ltd..  New Zealand
MMI Insurance (Fiji) Ltd. ........  New Zealand
MMI Mauritius.....................  Mauritius
MMI Singapore Pte Limited.........  Singapore
Moerkerke.........................  Belgium
Mogenip SNC.......................  Great Britain
Mondial Assistance Australia
  Holding Pty Ltd. ...............  Australia
MONDIAL ASSISTANCE FRANCE "MAF"
  S.A. ...........................  France
Mondial Assistance Germany GmbH...  Germany

SUBSIDIARY                          JURISDICTION
----------                          ------------
Mondial Assistance Holding Germany
  AG..............................  Germany
Mondial Assistance S.A. ..........  France
Mondial Assistance United Kingdom
  (MAUK) Ltd. ....................  Great Britain
Mondial Services Gesellschaft fur
  Pannenhilfe und Notruf GmbH.....  Germany
Monticello Insurance Co. .........  Delaware
Morris (S.P.) Holdings Ltd........  Great Britain
MTS Accounting Services Ltd.......  Great Britain
Munchener und Magdeburger
  Hagelversicherung AG............  Germany
Munsterlandische Bank Thie &
  Co. ............................  Germany
N.A.P. ...........................  Netherland
N.V. Interborg....................  Netherland
NAM Nominees Ltd..................  Great Britain
National Surety Corporation.......  Illinois
Nederland Hypotheekservice B.V. ..  Netherland
Nem Business Services.............  Great Britain
NEM Insurance Ireland.............  Ireland
Nemian Life S.A. .................  Luxembourg
Neunte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.......  Germany
NFJ Investment Group..............  Delaware
NFJ Management Inc. ..............  Delaware
Nicholas Applegate Capital
  Management......................  California
Nicholas Applegate Securities.....  California
Nicholas Applegate Securities
  International...................  California
Nicholas-Applegate................  California
Nona-
  Vermogensverwaltungsgesellschaft
  mbH.............................  Germany
Nordinvest HKV-Fonds..............  Germany
Norman Nominees Ltd...............  Great Britain
North American London
  Underwriters, Ltd. .............  Bermuda
OCC Distributors..................  Delaware
OGAR IARD Sa......................  Gabun
OGAR VIE Sa.......................  Gabun
Okassurances......................  France
OLB-Beteiligungsgesellschaft mbH..  Germany
Oldenburgische Landesbank AG......  Germany
Omega Thai Investment Holding.....  Netherland
OpCap Advisors....................  Delaware
Oppenheimer Capital AM............  Delaware
Oppenheimer Capital Australia,
  Inc. ...........................  Delaware
Oppenheimer Capital...............  Delaware

SUBSIDIARY                          JURISDICTION
----------                          ------------
Oppenheimer Group, Inc. ..........  Delaware
Orbis Business Services Ltd.......  Great Britain
Orbis Directors (No 1) Ltd........  Great Britain
Orbis Directors (No 2) Ltd........  Great Britain
Orbis Group Ltd...................  Great Britain
Orbis Management Ltd..............  Great Britain
Orbis Management Ltd..............  Great Britain
Orbis Nominees Jersey Ltd.........  Great Britain
Orbis Pensions Trustees Ltd.......  Great Britain
Orbis Secretaries Jersey Ltd......  Great Britain
Orbis SPV Management Ltd..........  Great Britain
Orbis Tax Services Ltd............  Great Britain
Orbis Trustees (1997) Ltd.........  Great Britain
Orbis Trustees (BVI) Ltd..........  Great Britain
Orbis Trustees Guernsey Ltd.......  Great Britain
Orbis Trustees Jersey (1997) Ltd..  Great Britain
Orbis Trustees Jersey Ltd.........  Great Britain
Orbis Trustees Ltd................  Great Britain
Ost-West Allianz Insurance
  Company.........................  Russian Republic
Oxford Insurance..................  Canada
P.T. Asuransi Allianz Life
  Indonesia.......................  Indonesia
P.T. Asuransi Allianz Utama
  Indonesia.......................  Indonesia
PAC Investment Management.........  Delaware
Pacific Investment Management
  Company LLC.....................  Delaware
Pacific MMI Insurance Ltd. .......  Papua New Guinea
Parc Continental Ltd..............  Great Britain
Parc Ltd..........................  Great Britain
Parctech Mietprogramme GmbH.......  Germany
Parkway Insurance Company.........  New Jersey
Participations Gentil.............  France
Pasquier..........................  France
Permatel S.r.l. ..................  Italy
Perseus-
  Vermogensverwaltungsgesellschaft
  mbH.............................  Germany
Personalized Brokerage Service....  Kansas
Pet Plan Group Ltd. ..............  Great Britain
Pet Plan Health Care Ltd. ........  Great Britain
Pet Plan International Ltd. ......  Great Britain
Pet Plan Ltd. ....................  Great Britain
Peter Street Properties Ltd.......  Great Britain
Phenix Developpement Gestion......  France
Phenix Iart.......................  Switzerland
Phenix Iart.......................  Switzerland
Phenix Immobilier.................  France
Phenix Vie........................  Switzerland

SUBSIDIARY                          JURISDICTION
----------                          ------------
Philpot Nominees Ltd..............  Great Britain
PIMCO ADVISORS HOLDINGS, L.P. ....  Delaware
PIMCO Advisors L.P. ..............  Delaware
PIMCO Advisors Services...........  Delaware
PIMCO Advisory Services LLC.......  Delaware
PIMCO Asia PTE Ltd. ..............  Singapore
PIMCO Australia Pty Ltd. .........  Australia
PIMCO CD Distributors, LLC........  Delaware
PIMCO Equity Advisors, LLC........  Delaware
PIMCO Equity AM...................  Delaware
PIMCO Equity Partners, LLC........  Delaware
PIMCO Europe Limited..............  Great Britain
PIMCO Funds Advertising Agency,
  Inc.,...........................  Delaware
PIMCO Funds Distributors LLC......  Delaware
PIMCO Global Advisors.............  Delaware
PIMCO Global Advisors (Ireland)
  Limited.........................  Ireland
PIMCO Global Advisors (Resources)
  Limited.........................  Cayman Islands
PIMCO Global Advisors LLC,........  Delaware
PIMCO GmbH........................  Germany
PIMCO Holding LLC.................  Delaware
PIMCO Japan Ltd. .................  Great Britain
PIMCO Partners, G.P. .............  Delaware
PIMCO Private Client Services,
  LLC.............................  Delaware
PIMCO Specialty Markets LLC.......  Delaware
PIMCO/Allianz International
  Advisors........................  Delaware
Pioneer Allianz Life Assurance
  Corporation.....................  Philippines
Plantmerge Ltd....................  Great Britain
POLY -- ASSISTANCE & SERVICES
  A.E.............................  Greece
Portal Company Ltd................  France
Poseidon Life Insurance Co.
  S.A. ...........................  Greece
Poseidon..........................  Greece
Preferred Life Insurance Co. of
  New York........................  New York
Prevint Gestione Servizi
  Previdenziali S.p.A.............  Italy
Privatinvest Bank AG..............  Austria
Promotota Country.................  Colombia
Property Nominees (Channel
  Islands) Ltd....................  Great Britain
Proprieta Immobiliari S.p.A. .....  Italy
Protexia France...................  France

SUBSIDIARY                          JURISDICTION
----------                          ------------
Providentia Vermogensverwaltungs-
  Betriebsgesellschaft mbH........  Austria
Qualis............................  France
Quarta-
  Vermogensverwaltungsgesellschaft
  mbH.............................  Germany
Quatrinvest.......................  France
Quinta-
  Vermogensverwaltungsgesellschaft
  mbH.............................  Germany
Quintet Properties Ltd. ..........  Ireland
R. B. Nominees Ltd................  Great Britain
R.I.T. Servizi per l'Information
  Technology S.p.A. ..............  Italy
Rambouillet Daumesnil.............  France
RAS Asset Management SGR
  S.p.A. .........................  Italy
RAS Asset Management..............  Luxembourg
RAS IMMOBILIARE SRL...............  Italy
Ras International N.V. ...........  Netherland
RAS Investimenti S.i.m. S.p.A. ...  Italy
Rasbank S.p.A. ...................  Italy
Rasfin Societa di Intermediazione
  Mobiliare S.p.A. ...............  Italy
RB Vita S.p.A. ...................  Italy
RBL Finance Ltd...................  Great Britain
RBL Industrial Finance Ltd........  Great Britain
Reaumur...........................  France
Receivable Partners...............  New York
Reliance Trading Company
  (Liverpool) Ltd. ...............  Great Britain
Rentech Finance Ltd...............  Great Britain
Rentech Hire Ltd..................  Great Britain
Reunion Island, Bourbon Service
  Assistance S.A. ................  France
Reuschel & Co. Finanz-Service
  GmbH............................  Germany
Reuschel & Co. ...................  Germany
RHEA..............................  Luxembourg
Rhimo.............................  France
Rhin et Moselle...................  France
Rijn Wall Assuradeuren............  Netherland
Riskon Aktiengesellschaft
  geschlossenen Typs..............  Russian Republic
Riunione Adriatica di Sicurta
  S.p.A. .........................  Italy
Robert Benson Lonsdale & Co
  (Canada) Ltd....................  Great Britain
Robert Benson Lonsdale & Co. Ltd..  Great Britain
Rood Nominees Ltd.................  Great Britain
Royal Nederland Bewaarbedrijf.....  Netherland

SUBSIDIARY                          JURISDICTION
----------                          ------------
Royal Nederland Fondsen Beheer....  Netherland
Royal Nederland Leven.............  Netherland
Royal Nederland Schade............  Netherland
Royal Nederland Verzekeringsgroep
  NV..............................  Netherland
Royal Schiedam Schade.............  Netherland
S. C. I. Garibaldi................  Great Britain
S.I.B.I. .........................  France
SA du Hameau......................  France
SACNAS DEVELOPPEMENT S.A. ........  France
SACNAS EAST ASIA S.A. ............  France
SACNAS INTERNATIONAL S.A. ........  France
SACNAS RE.........................  Luxembourg
SAFARRIV IARD Sa..................  Ivory Coast
SAFARRIV VIE Sa...................  Ivory Coast
SafetyNet Services Pty Ltd. ......  Australia
SAGE SARL.........................  France
Saint-Barth Assurances............  France
San Francisco Reinsurance
  Company.........................  California
Sarl de l'Etoile..................  France
SAT S.A. .........................  Turkey
Scholarship Advisors International
  LLC.............................  Minnesota
SCI Akwa..........................  Cameroon
SCI Lutece........................  France
Sealdrift Ltd.....................  Great Britain
Sechste Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.......  Germany
Septima-
  Vermogensverwaltungsgesellschaft
  mbH.............................  Germany
Serexim...........................  France
Sexta-
  Vermogensverwaltungsgesellschaft
  mbH.............................  Germany
SFAC Credit.......................  France
Shertoon Pty Ltd..................  Australia
Shield Developments (Proprietary)
  Ltd. ...........................  South Africa
SIAC Services spa. ...............  Italy
Siebte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.......  Germany
Silver Lux Inc. ..................  Cayman Islands
Silver Tower 125 Inc. ............  Cayman Islands
Sipari Volney.....................  France
SIPARI............................  France
Sirius Management Australia Pty
  Ltd.............................  Australia
Slattery Nominees Ltd.............  Great Britain

SUBSIDIARY                          JURISDICTION
----------                          ------------
SNA Holding (Bermuda) Ltd. .......  Bermuda
SNA Re............................  Bermuda
SNA Sal...........................  Lebanon
SNAC Iart.........................  Cameroon
SNAC VIE..........................  Cameroon
SNAS IARD Sa......................  Senegal
SNC AGF Cash......................  France
SNC AGF Clearing..................  France
SNC Allianz Bercy.................  France
SNC Cofetrans.....................  France
SNC Kleber Magdebourg.............  France
SNC Maxium........................  France
SOCIEDAD MUNDIAL DE ASISTENCIA
  (S.M.A.S.A.) S.A. ..............  Spain
SOCIETE BELGE D'ASSISTANCE
  INTERNATIONAL S.A. "S.B.A.I."...  Belgium
SOCIETE BELGE DE SERVICES
  TELEPHONIQUES "S.B.S.T."
  S.A. ...........................  Belgium
Societe Civile Construction Vente
  33 Lafayette, Paris.............  France
Societe Civile Immobiliere 108-110
  Blvd. Haussmann.................  France
Societe Civile Immobiliere
  Ladef...........................  France
SOCIETE EUROPEENNE DE PROTEC. ET
  DE SEVICES D'ASSIST. A DOMICILE
  "S.E.P.S.A.D." S.A. ............  France
Societe Fonciere de l'Amourie.....  France
Societe Fonciere Europeenne.......  France
SOCIETE FRANCAISE DE DEPANNAGE ET
  DE SERVICES "S.F.D.S."..........  France
Societe Francaise de Recours......  France
Sofiholding.......................  Belgium
Somerset Valley Insurance
  Services, LLC...................  New Jersey
Sonimm............................  France
Sorega............................  France
Southash Ltd......................  Great Britain
Southwark Bridge Investments Ltd..  Great Britain
Standard General Agency, Inc. ....  Texas
Stanislas H. Haine................  Belgium
StocksPLUS Management Inc. .......  Delaware
StocksPLUS Sub-Fund B LLC. .......  California
StocksPLUS, L.P. .................  Delaware
Strassen..........................  Belgium
Structured Security Company,
  Inc. ...........................  Delaware
Suddeutsche Industrie-
  Beteiligungs-Gesellschaft mbH...  Germany
Suffolk Investments Inc...........  New York

SUBSIDIARY                          JURISDICTION
----------                          ------------
Suffren Federation................  France
SVV-Beteiligungs GmbH.............  Germany
T.U. Allianz Polska S.A. .........  Poland
T.U. Allianz Polska Zycie S.A. ...  Poland
Tax Planning Seminars Inc. .......  New Jersey
Tech-Line Insurance Services
  Ltd. ...........................  Canada
Teilkonzern Asset Management
  DreBa...........................  Germany
Teilkonzern Banking DreBa.........  Germany
Telecom Exchange Rentals Ltd......  Great Britain
The Ajax Insurance Association
  Ltd. ...........................  Great Britain
The American Insurance Company....  Nebraska
The Excess and Special Risk
  Market, Inc. ...................  California
The M.I. Group Ltd. ..............  Great Britain
The M.I. Investment Management
  Company Ltd. ...................  Great Britain
The M.I. Property Management
  Company Ltd. ...................  Great Britain
Themis S.A. ......................  France
Theseus
  Vermogensverwaltungsgesellschaft
  mbH.............................  Germany
Thornton Brokerage Ltd............  HongKong
Thornton Investment Advisers Ltd..  Bermuda
Thornton Management (C.I.) Ltd....  Great Britain
Thornton Nominees Ltd.............  Great Britain
Tour Cristal......................  France
TRADE INDEMNITY Collections
  Ltd. ...........................  Great Britain
TRADE INDEMNITY Risk Services
  LTD.............................  Great Britain
Trafalgar Insurance Company of
  Canada..........................  Canada
Trafalgar Insurance PLC...........  Great Britain
Transoptions SA...................  Switzerland
TransProperty Co. Ltd.............  Great Britain
Travel Care Inc. .................  Florida
Tree Walk Holdings Ltd. ..........  Great Britain
Treewalk Associates Ltd. .........  Great Britain
Treewalk Collections Ltd. ........  Great Britain
Turnpike Crossing 1, LLC..........  Delaware
UCAR Sa...........................  Central Africa
UNIPENSAO -- Soc. Gestora de
  Fondos de Pensiones.............  Portugal
United Agents Crop Insurance
  Agency Inc. ....................  Mississippi
Universal Leven...................  Netherland
Universal Trading Ltd.............  Great Britain

SUBSIDIARY                          JURISDICTION
----------                          ------------
Universal-Leasing-GmbH............  Germany
Universal-Vermietungs-GmbH........  Germany
USAllianz Advisers, LLC...........  Minnesota
USAllianz Insurance & Securities
  Agency, Inc. ...................  Minnesota
USAllianz Insurance & Securities
  Agency, Inc. ...................  Alabama
USAllianz Insurance & Securities
  Agency, Inc. ...................  Colorado
USAllianz Insurance & Securities
  Agency, Inc. ...................  Hawaii
USAllianz Insurance & Securities
  Agency, Inc. ...................  Kentucky
USAllianz Insurance & Securities
  Agency, Inc. ...................  Nevada
USAllianz Insurance & Securities
  Agency, Inc. ...................  New Mexico
USAllianz Insurance & Securities
  Agency, Inc. ...................  Ohio
USAllianz Insurance & Securities
  Agency, Inc. ...................  Texas
USAllianz Insurance & Securities
  Agency, Inc. ...................  Vermont
USAllianz Insurance Agency,
  Inc. ...........................  Minnesota
USAllianz Investor Services,
  LLC.............................  Massachusetts
USAllianz Securities..............  Minnesota
Value Advisors LLC................  Delaware
Vauban Mobilisations Garanties....  France
Veer Palthe Voute NV..............  Netherland
Vencap............................  France
Vendome Capital...................  France
Vendome Investissements...........  France
Vendome Lease SA..................  Great Britain
Vereinte Holding AG...............  Germany
Vereinte Krankenversicherung AG...  Germany
Vereinte Lebensversicherung AG....  Germany
Vereinte Rechtsschutzversicherung
  AG..............................  Germany
Vereinte Spezial
  Krankenversicherung AG..........  Germany
Vereinte Spezial Versicherung AG..  Germany
Vereinte Versicherung AG..........  Germany
Vernon............................  France
Vierte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.......  Germany
Vignon............................  France
Vina de Laroset...................  Chile
Vintage Insurance Company.........  California
W Finance Assurances..............  France
W Finance.........................  France
W. Fortmann & Sohne...............  Germany

SUBSIDIARY                          JURISDICTION
----------                          ------------
Warner Insurance Company..........  Illinois
Wasserstein Perella & Co.
  Deutschland GmbH................  Germany
Wasserstein Perella & Co.
  Holdings, Inc. .................  Delaware
Wasserstein Perella & Co. Inc.
  (Delaware)......................  Delaware
Wasserstein Perella & Co. Japan
  Ltd. ...........................  Japan
Wasserstein Perella & Co. Pacific,
  Ltd. ...........................  Delaware
Wasserstein Perella (France) SA...  France
Wasserstein Perella Group
  Holdings, LLC...................  Delaware
WDDC Inc. ........................  Delaware
Webtek Software Services Private
  Ltd,............................  India
Weser  Ems  International  Bond
  Funds A.........................  Germany
Weser  Ems  International  Bond
  Funds B.........................  Germany
Wessex Holdings Inc...............  New York
Westbourne Properties Ltd.........  Great Britain
Westerton Investments Ltd. .......  Great Britain
Willemsbruggen....................  Netherland
Wm. H McGee & Co. (Bermuda)
  Ltd. ...........................  Bermuda
Wm. H McGee & Co. of Puerto Rico
  Inc. ...........................  Puerto Rico
Wm. H McGee & Co., Inc. ..........  New York
Wm. H McGee Services, Inc. .......  New York
Wm. H. McGee & Co. of Canada,
  Ltd. ...........................  Canada
Worksafe Malaysia Sdn Bhd.........  Malaysia
World Access ASIA (PTE) Ltd. .....  Singapore

SUBSIDIARY                          JURISDICTION
----------                          ------------
World Access Canada Inc. .........  Canada
World Access Europe LTD. .........  Great Britain
World Access Healthcare Services
  Inc. ...........................  Florida
World Access Insurance Broker
  Ltd. ...........................  Canada
World Access Service Corp. .......  Virginia
World Access, Inc. ...............  Virginia
WP Bridge Finance, Inc. ..........  Delaware
WP Plan Management Partners II,
  Inc. ...........................  Delaware
WP Plan Management Partners,
  Inc. ...........................  Delaware
WP Services Inc. .................  Delaware
YT Management Ltd.................  Bermuda
ZA Belenggingen...................  Netherland
ZA Europa.........................  Netherland
ZA Herverzekering B.V. ...........  Netherland
ZA Holding........................  Netherland
ZA Hypotheken.....................  Netherland
ZA Leven..........................  Netherland
ZA Verzekeringen N.V. ............  Belgium
Zehnte Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.......  Germany
Zenon Beteiligungs-GmbH...........  Germany
Zweite FraMu Beteiligungs GmbH....  Germany
Zweite Herakles Beteiligungs-
  Gesellschaft mbH & Co. KG.......  Germany
Zweite Sonnenplatz Beteiligungs-
  Gesellschaft mbH................  Germany
Zwolfte DRESIB Beteiligungs-
  Gesellschaft mbH................  Germany
Zwolsche Algemeene
  Schadeverzekering N.V. .........  Netherland